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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

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                                    FORM 8-K
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                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                           Date of Report May 3, 1996
               (Date of earliest event reported):  April 20, 1996



                             HARBINGER CORPORATION
                (Exact name of Company specified in its charter)





            GEORGIA                          0-26298                           58-1817306
(State or other jurisdiction of     (Commission File Number)       (IRS Employer Identification No.)
incorporation or organization)




         1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                             30319
          (Address of principal executive offices)                             (Zip Code)








                                 (404) 841-4334
               (Company's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

         Pursuant to an agreement dated April 20, 1996 (effective March 31,
         1996) (the "Plan of Reorganization"), Harbinger Corporation (the "Company") completed its purchase of the remaining 78.9% of common stock of Harbinger N.V.("HNV"), a Dutch corporation based in Hoofddorp, The Netherlands from HNV's two other shareholders, Vulcan Ventures, Inc.("Vulcan"), a Washington corporation, and AXA Equity and Law Life Assurance Society LTD.("Equity"), a corporation organized under the laws of England. In November 1993, the Company made a minority investment in HNV, which markets electronic commerce products and services in the European market and entered into certain development, license and service agreements with HNV at that time. The Company acquired the remaining stock of HNV by exchanging 38,709 unregistered shares of the Company's common stock. Pursuant to the Plan of
          Reorganization the Company has agreed to use its best efforts to include the issued shares in any subsequent registration of common stock. The Company took a $300,000 charge in the first quarter of 1996 related to the acquisition of in-process research that had not reached technological feasibility. The number of shares of Company common stock issued in the transaction was determined through negotiations between the Company, Vulcan and Equity.

         As of the date of this filing, Vulcan owns approximately 14.8% and Equity owns approximately 7.6% of the Company's outstanding common stock. William D. Savoy, President of Vulcan Northwest, a Washington corporation and an affiliate of Vulcan, currently serves on the Company's Board of Directors. A more detailed description of the transaction is contained in the Plan of Reorganization filed as
         Exhibit 2(a) and hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

         a) Financial Statements of Business Acquired: To be filed by amendment as soon as practicable but not later than July 5, 1996.

         b) Pro Forma Financial Information: To be filed by amendment as soon as practicable but not later than July 5, 1996.

         c)  Exhibits:

             2(a) Agreement and Plan of Reorganization dated April 20, 1996 among the Company, Vulcan Ventures, Inc. and AXA Equity & Law Life Assurance Society, Ltd.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HARBINGER CORPORATION


                                      /s/ Joel G. Katz
                                      -----------------------------
                                      JOEL G. KATZ
                                      Vice President, Finance
                                      (Principal Financial Officer;
                                      Principal Accounting Officer)

Date:  May 3, 1996


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